UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 13, 2015

Global Digital Solutions, Inc.

(Exact name of registrant as specified in its charter)

New Jersey	000-26361	22-3392051
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

777 South Flagler Drive, Suite 800 West

West Palm Beach, Florida 33401

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (561) 515-6163

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

Effective October 13, 2015, Global Digital Solutions, Inc., (“GDSI”) a New Jersey corporation (as “Purchaser”) entered into a Share Purchase and Sale Agreement (the “SPSA”) dated October 8, 2015 with Joao Alberto Bolzan and Jose Carlos Bolzan, both Brazilian residents (collectively, the “Sellers”) and Grupo Rontan Electro Metalurgica, S.A., a limited liability company duly organized and existing under the laws of Federative Republic of Brazil (“Rontan”) (collectively, the “Parties’), pursuant to which the Sellers agreed to sell 100% of the issued and outstanding shares of Rontan to the Purchaser on the closing date.

Rontan is engaged in the manufacture and distribution of specialty vehicles and acoustic/visual signaling equipment for the industrial and automotive markets.

The purchase price shall consist of a cash amount, a stock amount and an earn-out amount as follows: (i) Brazilian Real (“R”) $100 million (approximately US$26 million) to be paid by the Purchaser in equal monthly installments over a period of forty eight (48) months following the closing date; (ii) an aggregate of R$100 million (approximately US$26 million) in shares of the Purchaser’s common stock, valued at US$1.00 per share; and (iii) an earn-out payable within ten business days following receipt by the Purchaser of Rontan’s audited financial statements for the 12-months ended December 31, 2017, 2018 and 2019. The earn-out shall be equal to the product of (i) Rontan’s earnings before interest, taxes, depreciation and amortization (“EBITDA”) for the last 12 months, and (ii) twenty percent and is contingent upon Rontan’s EBITDA results for any earn-out period being at least 125% of Rontan’s EBITDA for the 12-months ended December 31, 2015. It is the intention of the parties that the stock amount will be used by Rontan to repay institutional debt outstanding as of the closing date.

Specific Conditions to Closing

Specific conditions to closing consist of:

a.)	Purchaser’s receipt of written limited assurance of an unqualified opinion with respect to Rontan’s audited financial statements for the years ended December 31, 2013 and 2014 (the “Opinion”);

b.)	The commitment of sufficient investment by General American Capital Partners LLC, (the “Institutional Investor”), in the Purchaser following receipt of the Opinion;

c.)	The accuracy of each Parties’ representations and warranties contained in the SPSA;

d.)	The continued operation of Rontan’s business in the ordinary course;

e.)	The maintenance of all of Rontan’s bank credit lines in the maximum amount of R$200 million (approximately US$52 million) under the same terms and conditions originally agreed with any such financial institutions, and the maintenance of all other types of funding arrangements. As of the date of the SPSA, Rontan’s financial institution debt consists of not more than R$200 million (approximately US$52 million), trade debt of not more than R$50 million (approximately US$13 million) and other fiscal contingencies of not more that R$95 million (approximately US$24.7 million);

f.)	Rontan shall enter into employment or consulting service agreements with key employees and advisors identified by the Purchaser, including Rontan’s Chief Executive Officer; and

g.)	The Sellers continued guarantee of Rontan’s bank debt for a period of 90 days following issuance of the Opinion, among other items.

The Institutional Investor has committed to invest sufficient capital to facilitate the transaction, subject to receipt of the Opinion.

Subject to satisfaction or waiver of the conditions precedent provided for in the SPSA, the closing date of the transaction shall take place within 10 business days from the date of issuance of the Opinion.

A copy of the SPSA is attached hereto as Exhibit 2.1. The description of certain terms of the SPSA set forth herein does not purport to be complete and is qualified in its entirety by the provisions of the SPSA.

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Forward-Looking Statements

Certain statements in this Current Report on Form 8-K constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the GDSI or Rontan to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Statements preceded by, followed by or that otherwise include the words “believes,” “expects,” “anticipates,” “intends,” “projects,” “estimates,” “plans,” “increase,” “forecast” and “guidance” and similar expressions or future or conditional verbs such as “will,” “should,” “would,” “may” and “could” are based upon then-current assumptions and expectations and are generally forward-looking in nature and not historical facts. Any statements that refer to outlook, expectations or other characterizations of future events, circumstances or results are also forward-looking statements. There can be no assurance that the proposed SPSA will occur as currently contemplated, or at all, or that the expected benefits from the transactions will be realized on the timetable currently contemplated, or at all. Additional risks and uncertainties relating to the proposed SPSA include, but are not limited to, uncertainties as to the satisfaction of closing conditions to the SPSA, the respective parties’ performance of their obligations under the SPSA, and other factors affecting the execution of the transaction contemplated by the SPSA. Other risks that could cause future results to differ from those expressed by the forward-looking statements included in this Current Report on Form 8-K include, but are not limited to, the GDSI’s ability to promptly and effectively integrate the businesses of GDSI and Rontan, any change in international, national and regional economic conditions, competitive factors in the markets served by the GDSI and Rontan, governmental regulation, industry consolidation, technological developments and major world news events.

A further list and description of important assumptions and other important factors that could cause actual results to differ materially from those in the forward-looking statements are specified in GDSI’s Annual Report on Form 10-K for the year ended December 31, 2014 and Quarterly Reports on Form 10-Q for the quarters ended March 31, 2015 and June 30, 2015, including under the headings “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations.” Other unknown or unpredictable factors could also have material adverse effects on the GDSI’s or Rontan’s performance or achievements. In light of these risks, uncertainties, assumptions and factors, the forward-looking events discussed in this Current Report on Form 8-K may not occur. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date stated, or if no date is stated, as of the date of this Current Report on Form 8-K. GDSI undertakes no obligation to release publicly any revisions to any forward-looking statements, to report events or to report the occurrence of unanticipated events unless required by law.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
2.1

Share Purchase and Sale Agreement dated October 8, 2015 and effective October 13, 2015 by and among Global Digital Solutions, Inc., Joao Alberto Bolzan, Jose Carlos Bolzan and Grupo Rontan Electro Metalurgica, S.A.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Global Digital Solutions, Inc.

Date: October 19, 2015	By:	/s/ Jerome J. Gomolski
Jerome J. Gomolski
Chief Financial Officer

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Exhibit Index

Exhibit No.	Description
2.1	Share Purchase and Sale Agreement dated October 8, 2015 and effective October 13, 2015 by and among Global Digital Solutions, Inc., Joao Alberto Bolzan, Jose Carlos Bolzan and Grupo Rontan Electro Metalurgica, S.A.

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